SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 16, 2002

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    1-6686                13-1024020
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(State or Other Jurisdiction     (Commission File          (IRS Employer
      of Incorporation)               Number)           Identification No.)

 1271 Avenue of the Americas, New York, New York               10020
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     (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         On October 16, 2002, The Interpublic Group of Companies, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1.

         In addition, attached hereto as Exhibit 10.1 is a letter agreement that provides for the extension of the waiver relating to certain provisions of Interpublic's revolving credit agreements obtained by the company in connection with the earnings restatement referenced in the attached press release.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits.

Exhibit 10.1: Letter Agreement, dated as of September 30, 2002, among The Interpublic Group of Companies, Inc. and certain lenders party to the 364-Day Credit Agreement and the 5-Year Credit Agreement, each with Citibank, N.A. as Administrative Agent.

Exhibit 99.1: Press Release of The Interpublic Group of Companies, Inc., dated October 16, 2002, forecasting lower earnings for the third quarter and 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE INTERPUBLIC GROUP OF
                                                COMPANIES, INC.


Date: October 17, 2002                       By: /s/ Marjorie Hoey
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                                                 Marjorie Hoey
                                                 VICE PRESIDENT,
                                                 ASSOCIATE GENERAL COUNSEL AND
                                                 ASSISTANT SECRETARY